UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant  ☒      Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

HILL-ROM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[The following email was sent to employees of Hill-Rom Holdings, Inc. on September 2, 2021.]

HILLROM TO CONTINUE ADVANCING CONNECTED CARE™
AS PART OF BAXTER

Combination with Baxter, Announced Today,
Transforms the Global Healthcare Landscape

Hillrom Team,

I am writing to share exciting news that accelerates the transformation of our incredible company: Hillrom has agreed to join forces with Baxter, a global healthcare company with a vision and mission that aligns well with our vision of Advancing Connected Care™.

About The Transaction
You can read the details in this press release, but in short: Baxter has agreed to acquire Hillrom for $156 per share in an all-cash deal. This represents an equity value of $10.5 billion and a 26% premium to Hillrom’s closing stock price on July 27, 2021, the last trading day prior to media reports regarding a potential transaction. This is an extraordinary testament and validation to the entire Hillrom team, in every business, region and function around the world: together we have created a unique and special company.

The culture we have built, and the work we have done to bring our vision of Advancing Connected Care™ to life, has helped us consistently achieve our mission of enhancing outcomes for patients and their caregivers. Please click here to view a short video from Joe Almeida, chairman, president and CEO of Baxter; we’ve also posted a written message from Joe on Connect. I have recently had the opportunity to get to know Joe and I know we have a shared vision of Hillrom as part of Baxter that will create exciting opportunities for the future of healthcare.

The proposed combination, which Baxter initiated, demonstrates the value of our connected care strategy. Baxter has publicly committed to its own digital transformation and they appreciate our rapid growth, the long-term opportunity of our business, and our bright future.

By joining Baxter, a nearly $12 billion revenue company headquartered just outside Chicago, we will add complementary businesses to its industry-leading portfolio of critical care, nutrition, renal, hospital and surgical products. The combined company will be able to provide a broader array of medical products and services to patients and clinicians across the care continuum and around the world, facilitating the delivery of healthcare that is patient- and customer-centered, and focused on improving clinical outcomes.

This is truly a win-win for all our stakeholders – employees will benefit from being part of a larger, more diverse company, patients and their caregivers will benefit from our ability to Advance Connected Care™ as part of Baxter, and our shareholders will receive a significant and immediate premium for their investment.

We will also be combining organizations with very similar values, a shared focus on creating cultures of diversity, inclusion, equity and belonging, and commitments to accountability and social responsibility.

What Happens Now?

The companies expect to close the deal by early calendar year 2022 after receiving customary regulatory approvals, and in that time we’ll all have an opportunity to learn more about Baxter and how Hillrom will fit in to their connected care growth strategy. For the immediate future, nothing changes, and we continue to run our business as normal as we prepare to finish FY21 and start FY22.

We have identified a small team of senior Hillrom leaders, headed by Mark Nicholson, vice president, Corporate Development, who will be working with our partners at Baxter in the coming months across a wide range of functions to prepare for the future integration. We will communicate when there is meaningful information to be shared. We know this is a time where you will have many questions, and we’ll do our best to bring as much clarity as we can, when we can.

Running Our Business, Serving Patients and Their Caregivers

Our responsibility, to customers, patients and caregivers, to our shareholders and to one another, is to continue to strengthen our vision of Advancing Connected Care™ and join Baxter as a healthy, successful, growing company. We will continue to run our business with the same focus and commitment to values that have led to our success and this significant milestone in our 100-plus year history. In nearly every way, we will operate in a “business as usual” fashion between now and deal-close.

We will soon launch a Leading Through Transition dedicated page on Connect where you can access the latest information about the combination of Hillrom and Baxter. You can send questions to Integration.Questions@hillrom.com.

One Final Thought

How we act, how we display our values, vision and mission, will help define Hillrom’s legacy. These are the times when new opportunities and leadership will be identified and accelerated. I am so grateful to each of you – as individuals, as team members – for your outstanding performance and determination. Let’s keep up the great work and finish 2021 Hillrom Strong!

Please join me for a live all-employee town hall meeting today. We are hosting two live sessions so that employees in all time zones have an opportunity to participate: today, Thursday, at 11 a.m. CT, and for our teams in Asia Pacific, at 8 p.m. CT (which is Friday morning in that part of the world). You will be receiving calendar items for those meetings momentarily.

Best regards,

John

Published September 2, 2021.

This message is being shared with all Hillrom associates.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Hillrom.  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  In connection with the proposed transaction, Hillrom will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx.

Participants in the Solicitation

Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction.  Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated.  Such factors, risks and uncertainties include:  (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.  Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following email was sent to employees of Hill-Rom Holdings, Inc. on September 2, 2021.]

Subject: Hillrom and Baxter: Looking Forward, Together

Dear Hillrom Team:

Earlier today, John Groetelaars and I announced an agreement that will soon make Hillrom part of Baxter. On behalf of our entire Baxter community, I wanted to reach out personally to share my excitement.

At Hillrom, your Mission and Vision set the tone. It is the same at Baxter, where everything we do begins with our Mission to Save and Sustain Lives. As a united team, Hillrom and Baxter will have enormous new potential to transform healthcare and touch patients’ lives.

Our two organizations have much in common, starting with a history of pioneering innovation and a commitment to patient safety and quality spanning back generations. We offer wide-ranging, highly complementary portfolios across multiple sites of care, from hospitals to homes.
Our unified portfolio, pipeline and global team will drive increased breadth, depth and value for the patients, clinicians and other stakeholders who rely on us. Baxter’s broad geographic footprint means new opportunities to extend the reach of Hillrom products, just as Hillrom can help bring Baxter products to new sites of care.

Like you, Baxter is deeply engaged in a digital transformation, bringing the power of new technologies to the fore across our product lines and operations. Our two organizations are also a strong cultural fit, with values rooted in diversity, inclusion, ethics, compliance and giving back to our communities.

Of course, your passion is at the heart of Hillrom’s success; and it will remain essential as we set out on our journey as a combined company. We can build on our shared vision and cultures, all in service of creating greater value to benefit our wide-ranging stakeholder base.

I plan to meet with many of you in the coming months, as we get set for our future together. We expect the formal combination of our two organizations to close by early 2022. Until then, we continue to operate as separate entities. Watch for additional information as the process moves forward.

Please join me in looking forward to an exciting new era, as we bring together our talent, energy and expertise to transform healthcare.

Best regards,

/s/ Joe Almeida

Joe Almeida
Chairman, President and CEO
Baxter

Baxter Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies.

Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact.

Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and specified rights to Caelyx/Doxil in territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission (SEC), the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company’s internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at http://www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Baxter No Solicitation

Baxter, its directors and executive officers are not soliciting proxies from the shareholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom.  Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Hillrom.  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  In connection with the proposed transaction, Hillrom will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx.

Participants in the Solicitation

Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction.  Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Hillrom Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated.  Such factors, risks and uncertainties include:  (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.  Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following is a transcript of a video made available to employees of Hill-Rom Holdings, Inc. on September 2, 2021.]

Hi, I’m Joe Almeida, Chairman and CEO of Baxter. I am so pleased and excited for the Hillrom team to join the Baxter community.

When this process began, I was struck by the profound clarity of Hillrom’s Mission statement: To enhance outcomes for patients and caregivers. It resonates deeply with Baxter’s own Mission: Save and Sustain Lives.

Our teams have much in common: Our unwavering commitment to patients and caregivers … our passion for quality, safety and innovation … our commitment to the highest standards of ethics and compliance … our embrace of inclusion and corporate citizenship … and, crucially, our focus on transforming healthcare for a digital, connected future.

Baxter and Hillrom have highly complementary portfolios. This will create new opportunities for us to learn from one another and grow together.

All of you have helped shape a new era at Hillrom. Now your expertise and commitment will be vital on the journey to come.

I look forward to meeting many of you in the months ahead, as we move closer to the anticipated combination of Baxter and Hillrom. Thank you, as we get set to unite our talent and passion to transform healthcare.

Baxter Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies.

Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact.

Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and specified rights to Caelyx/Doxil in territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission (SEC), the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company’s internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at http://www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Baxter No Solicitation

Baxter, its directors and executive officers are not soliciting proxies from the shareholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom.  Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Hillrom.  This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  In connection with the proposed transaction, Hillrom will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx.

Participants in the Solicitation

Hillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction.  Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Hillrom Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated.  Such factors, risks and uncertainties include:  (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.  Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.